1.
Security Purchased
Comparison Security
Comparison Security
Issuer
AES CORPORATION
SOUTHERN NATURAL GAS
EL PASO ENERGY PARTNERS
Underwriters
Citigroup, Bank of Toyko, Credit Lyonnais, DBSI, Societe General, UBS
Warburg
CSFB, Salomon, ABN, BofA, BNP Paribas, JP Morgan
Goldman, JP Morgan, UBS Warburg, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AES 8.75, 5/15/2013
EP 8.875%, 3/15/2010
EPN 8.5%, 6/1/2010
Is the affiliate a manager or comanager of offering?
Comanager
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/1/2003
2/28/2003
3/19/2003
Total dollar amount of offering sold to QIBs
 $                                                       1,200,000,000
 $                                                          400,000,000
 $                                                          300,000,000
Total dollar amount of any concurrent public offering
 $
 $
 $
Total
 $                                                       1,200,000,000
 $                                                          400,000,000
 $                                                          300,000,000
Public offering price
 $                                                                    100.00
 $
98.72
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.50%
2.00%
Rating
B2/B+
B1/B+
B1/BB/*
Current yield
8.75%
8.99%
8.50%








Fund Specific Information
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds

Strategic Income Fund
Chicago
 $                 390,000.00
 $                 390,000.00
0.03%
2.56%
2.01%
5/19/2003
Total Return Fund
Chicago
 $                    90,000.00
 $                    90,000.00
0.01%
1.15%
1.15%
5/2/2003
New York Funds
High Income Plus Fund
New York
 $                 900,000.00
 $                 900,000.00
0.08%
2.56%
0.00%
5/19/2003
Total
 $              1,380,000.00
 $              1,380,000.00
0.12%
2.
Security Information

Security Purchased
Comparison Security
Comparison Security
Issuer
AES CORPORATION
SOUTHERN NATURAL GAS
EL PASO ENERGY PARTNERS
Underwriters
Citigroup, Bank of Toyko, Credit Lyonnais, DBSI, Lehman, Societe General, UBS Warburg
CSFB, Salomon, ABN, BofA, BNP Paribas, JP Morgan
Goldman, JP Morgan, UBS Warburg, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AES 9%, 5/15/2015
EP 8.875%, 3/15/2010
EPN 8.5%, 6/1/2010
Is the affiliate a manager or comanager of offering?
Comanager
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/1/2003
2/28/2003
3/19/2003
Total dollar amount of offering sold to QIBs
 $                                                          600,000,000
 $                                                          400,000,000
 $                                                          300,000,000
Total dollar amount of any concurrent public offering
 $
 $
 $
Total
 $                                                          600,000,000
 $                                                          400,000,000
 $                                                          300,000,000
Public offering price
 $                                                                    100.00
 $
98.72
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.50%
2.00%
Rating
B2/B+
B1/B+
B1/BB/*
Current yield
9.00%
8.99%
8.50%








Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds

Strategic Income Fund
Chicago
 $                 200,000.00
 $                 200,000.00
0.03%
6.00%
3.83%
6/3/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
6.00%
3.83%
6/30/2003
New York Funds

High Income Plus Fund
New York
 $                 460,000.00
 $                 460,000.00
0.08%
6.00%
3.48%
6/30/2003
Total
 $                 710,000.00
 $                 710,000.00
0.12%


3.
Security Information

Security Purchased
Comparison Security
Comparison Security
Issuer
ALLIED WASTE NORTH AMERICA
KANSAS CITY SOUTHERN
CASCADES, INC
Underwriters
CSFB, DBSI, JP Morgan, Banc One, BNP Paribas, Credit Lyonnais, Fleet, Scotia, UBS Warburg, Wachovia
Morgan Stanley, Banc One, DBSI, JP Morgan, Scotia
Salomon, Scotia, BMO Nesbitt, BNP Paribas, CIBC, Comercia, NBC Capital Mkts, Societe General, TD Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AW 7.875%, 4/15/2013
KSU 7.5%, 6/15/2009
CASCN 7.25%, 2/15/2013
Is the affiliate a manager or comanager of offering?
Joint lead
Comanager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/4/2003
6/5/2002
1/31/2003
Total dollar amount of offering sold to QIBs
 $
 $                                                          200,000,000
 $                                                          450,000,000
Total dollar amount of any concurrent public offering
 $                                                          450,000,000
 $
 $
Total
 $                                                          450,000,000
 $                                                          200,000,000
 $                                                          450,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.75%
1.75%
Rating
Ba3/BB
Ba2/BB
Ba1/BB+
Current yield
7.88%
7.50%
7.25%



Fund Specific Information


Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds

Strategic Income Fund
Chicago
 $                 250,000.00
 $                 250,000.00
0.06%
1.16%
6.04%
5/27/2003
Total Return Fund

Chicago
 $                    55,000.00
 $                    55,000.00
0.01%
6.53%
6.41%
6/30/2003
New York Funds

High Income Plus Fund
New York
 $                 590,000.00
 $                 590,000.00
0.13%
1.16%
3.53%
5/27/2003

Total

 $                 895,000.00
 $                 895,000.00
0.20%


4.
Security Information


Security Purchased
Comparison Security
Comparison Security
Issuer
AMERICAN GENERAL FINANCE
PROTECTIVE LIFE CORP.
HARTFORD FINANCIAL SERVICES GROUP
Underwriters
Barclays, BNP Paribas, DBSI
Merrill, Morgan Stanley
BofA, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AIG 2.75%, 6/15/2008
PL 4.3%, 6/1/2013
HIG 2.375%, 6/1/2003
Is the affiliate a manager or comanager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
Oppenheimer
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/11/2003
5/20/2003
5/19/2003
Total dollar amount of offering sold to QIBs
 $
 $
 $
Total dollar amount of any concurrent public offering
 $                                                          500,000,000
 $                                                          250,000,000
 $                                                          250,000,000
Total
 $                                                          500,000,000
 $                                                          250,000,000
 $                                                          250,000,000
Public offering price
 $
99.95
 $
99.54
 $
99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.33%
0.65%
2.38%
Rating
A1/A+
A3/A
A3/A
Current yield
2.75%
4.32%
2.38%


Fund Specific Information


Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds

Scudder Short Duration Fund
New York
 $              1,795,000.00
 $              1,794,085.00
0.36%
0.82%
0.23%
6/30/2003
Total
1
 $              1,795,000.00
 $              1,794,085.00
0.36%


5.
Security Information


Security Purchased
Comparison Security
Comparison Security
Issuer
BALLY TOTAL FITNESS HLDG
TRUMP HOLDINGS & FUNDING
WYNN LAS VEGAS LLC/CORP
Underwriters
DBSI, JPM
CSFB, DBSI, UBS, Jeffries
BofA, Bear, DBSI, Dresdner, Fleet, Jeffries, Scotia, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BFT 10.5%, 7/15/2011
DJT 11.625%, 3/15/2010
WYNN 12%, 11/1/2010
Is the affiliate a manager or comanager of offering?
Joint lead
Lead
Lead
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
3/13/2003
10/25/2002
Total dollar amount of offering sold to QIBs
 $                                                          200,000,000
 $                                                          425,000,000
 $
Total dollar amount of any concurrent public offering
 $
 $
 $                                                          370,000,000
Total
 $                                                          200,000,000
 $                                                          425,000,000
 $                                                          370,000,000
Public offering price
 $                                                                    100.00
 $
94.83
 $
92.79
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
2.74%
Rating
B2/B
B3/B
B3/CCC+
Current yield
10.50%
12.26%
12.93%








Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds

Strategic Income Fund
Chicago
 $                    60,000.00
 $                    60,000.00
0.03%
0.37%
0.00%
6/30/2003
New York Funds

High Income Plus Fund
New York
 $                 125,000.00
 $                 125,000.00
0.06%
0.37%
0.73%
6/30/2003
Total
 $                 185,000.00
 $                 185,000.00
0.09%

6.
Security Information

Security Purchased
Comparison Security
Comparison Security
Issuer
CENTERPOINT ENERGY
OHIO EDISON
ALABAMA POWER CO.
Underwriters
DBSI
Barclays, Citigroup, Fleet, PNC, RBS
Lehman, BNY, Williams Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CPN 5.6%, 7/1/2023
FE 5.45%, 5/1/2015
SO 1.52%, 4/23/2006
Is the affiliate a manager or comanager of offering?
Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/16/2003
4/15/2003
4/15/2003
Total dollar amount of offering sold to QIBs
 $                                                          200,000,000
 $                                                          150,000,000
 $
Total dollar amount of any concurrent public offering
 $
 $
 $                                                          195,000,000
Total
 $                                                          200,000,000
 $                                                          150,000,000
 $                                                          195,000,000
Public offering price
 $
99.84
 $
99.95
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.68%
0.45%
Rating
Baa2/BBB
Baa2/BBB
A2/A
Current yield
5.61%
5.45%
1.52%








Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*

New York Funds

Fixed Income Fund
New York
 $              7,000,000.00
 $              6,988,450.00
3.50%
0.57%
0.61%
6/30/2003
Total
 $              7,000,000.00
 $              6,988,450.00
3.50%


7.
Security Information


Security Purchased
Comparison Security
Comparison Security
Issuer
COMCAST CORP.
COMCAST CORP.
COMCAST CORP.
Underwriters
BofA, Barclays, DBSI
JP Morgan, Merrill, Morgan Stanley, ABN, BofA, Banc One, Bk of NY, Barclays, BNP Paribas, DBSI, Dresdner, Fleet, Goldman, RBC, Salomon, Scotia
JP Morgan, Merrill, Morgan Stanley, BofA, Salomon, ABN, Banc One, Barclays, BNP Paribas, BNY Capital Mkts, DBSI, Desdner, Fleet, Goldman, RBC, Scotia Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CMCSA 5.3%, 1/15/2014
CMCSA 7.05%, 3/15/2033
CMCSA 5.85%, 1/15/2010
Is the affiliate a manager or comanager of offering?
Joint lead
Comanager
Comanager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2003
3/12/2003
1/7/2003
Total dollar amount of offering sold to QIBs
 $
 $
 $
Total dollar amount of any concurrent public offering
 $                                                       1,000,000,000
 $                                                          750,000,000
 $                                                          600,000,000
Total
 $                                                       1,000,000,000
 $                                                          750,000,000
 $                                                          600,000,000
Public offering price
 $
99.83
 $
99.52
 $
99.86
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.88%
0.63%
Rating
Baa3/BBB
Baa3/BBB
Baa3/BBB
Current yield
5.31%
7.08%
5.86%








Fund Specific Information


Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds

Fixed Income Fund
New York
 $              5,110,000.00
 $              5,101,415.00
0.51%
4.64%
1.36%
6/4/2003
Total
 $              5,110,000.00
 $              5,101,415.00
0.51%

8.
Security Information


Security Purchased
Comparison Security
Comparison Security
Issuer
CORP ANDINA DE FOMENTO
UNITED MEXICAN STATES
REPUBLIC OF CHILE
Underwriters
Merrill, CSFB, DBSI, Goldman
JP Morgan, UBS Warburg, Bear Stearns, DBSI, Lehman
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CAF 5.25%, 5/21/2013
MEX 6.375%, 1/16/2013
CHILE 5.5%, 1/15/2013
Is the affiliate a manager or comanager of offering?
Comanager
Comanager
Joint lead
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/14/2003
1/9/2003
1/8/2003
Total dollar amount of offering sold to QIBs
 $
 $
 $
Total dollar amount of any concurrent public offering
 $                                                          500,000,000
 $                                                       2,000,000,000
 $                                                       1,000,000,000
Total
 $                                                          500,000,000
 $                                                       2,000,000,000
 $                                                       1,000,000,000
Public offering price
 $
99.58
 $
98.09
 $
99.09
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.40%
0.40%
0.28%
Rating
A2/A
Baa2/BBB
Baa1/A
Current yield
5.22%
6.50%
5.55%








Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds

Fixed Income Fund
New York
 $              5,545,000.00
 $              5,521,933.00
1.10%
4.69%
1.53%
6/11/2003
Total
 $              5,545,000.00
 $              5,521,933.00
1.10%
1
1
1

9.
Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
CORRECTIONS CORP. OF AMERICA
US STEEL CORP.
WILLIAM LYONS HOMES
Underwriters
Lehman, BB&T, DBSI, First Analysis, Jefferies, Morgan Joseph, SG Cowen, Southtrust, UBS Warburg
Goldman, JPM, Bk of NY, Lehman, PNC, RBS, Scotia
UBS, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CXW 7.5%, 5/1/2011
USX 9.75%, 5/15/2010
WLS 10.75%, 4/1/2013
Is the affiliate a manager or comanager of offering?
Comanager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/2/2003
5/14/2003
3/12/2003
Total dollar amount of offering sold to QIBs
 $                                                          250,000,000
 $
 $
Total dollar amount of any concurrent public offering
 $
 $                                                          450,000,000
 $                                                          250,000,000
Total
 $                                                          250,000,000
 $                                                          450,000,000
 $                                                          250,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $
98.49
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.75%
Rating
B1/B
B1/BB
B3/B
Current yield
7.50%
9.75%
10.91%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 270,000.00
 $                 270,000.00
0.11%
5.73%
3.60%
6/30/2003
Total Return Fund
Chicago
 $                    65,000.00
 $                    65,000.00
0.03%
6.83%
3.67%
6/23/2003
New York Funds

High Income Plus Fund
New York
 $                 645,000.00
 $                 645,000.00
0.26%
6.63%
2.87%
6/19/2003
Total
1
 $                 980,000.00
 $                 980,000.00
0.39%


10.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
DAN RIVER INC.
WILLIAM LYON HOMES
SHAW GROUP INC.
Underwriters
DBSI, Fleet Wachovia
UBS, Salomon
CSFB, UBS, BMO Nesbitt, Burns, BNP Paribas, Credit Lyonnais, US Bancorp Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DRF 12.75%, 4/15/2009
WLS 10.75%, 4/1/2013
SGR 10.75%, 3/15/2010
Is the affiliate a manager or comanager of offering?
Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/1/2003
3/12/2003
3/12/2003
Total dollar amount of offering sold to QIBs
 $                                                          157,000,000
 $
 $                                                          253,029,000
Total dollar amount of any concurrent public offering
 $
 $                                                          250,000,000
 $                                                          253,029,000
Total
 $                                                          157,000,000
 $                                                          250,000,000
 $                                                          506,058,000
Public offering price
 $
95.04
 $
98.49
 $
99.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
2.75%
Rating
B3/B
B3/B
Ba2/BB
Current yield
13.42%
10.91%
10.88%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 180,000.00
 $                 171,063.00
0.11%
1.94%
8.31%
6/30/2003
New York Funds
1
1
1
1

1
1
1
High Income Plus Fund
New York
 $                 415,000.00
 $                 394,395.00
0.26%
1.94%
8.69%
6/30/2003
Total
1
 $                 595,000.00
 $                 565,458.00
0.38%
1
1
1

11.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
DAYTON SUPERIOR CORP.
WILLIAM LYON HOMES
SHAW GROUP INC.
Underwriters
DBSI, Morgan Stanley, Merrill
UBS, Salomon
CSFB, UBS, BMO Nesbitt, BNP Paribas, Credit Lyonnais, US Bancorp
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DSD 10.75%, 9/15/2008
WLS 10.75%, 4/1/2013
SGR 10.75%, 3/15/2010
Is the affiliate a manager or comanager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/3/2003
3/12/2003
3/12/2003
Total dollar amount of offering sold to QIBs
 $                                                          165,000,000
 $
 $                                                          253,029,000
Total dollar amount of any concurrent public offering
 $
 $                                                          250,000,000
 $
Total
 $165,000,000

 $                                                          253,029,000
 $                                                          250,000,000
Public offering price
 $
98.09
 $
98.49
 $
98.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
2.75%
2.75%
Rating
B3/B+
B3/B
Ba2/BB
Current yield
10.96%
10.91%
10.88%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 375,000.00
 $                 367,830.00
0.23%
1.75%
0.77%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 805,000.00
 $                 789,608.00
0.49%
1.75%
0.73%
6/30/2003
Total
1
 $              1,180,000.00
 $              1,157,438.00
0.72%
1
1
1

12.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
EL PASO PRODUCTION HLDG
CITGO PETROLEUM CORP.
SOUTHERN NATURAL GAS
Underwriters
Citigroup, CSFB, BofA, DBSI, Lehman, Scotia
CSFB, JP Morgan, BNP Paribas, BNY Capital, Mizuho, SG Cowen, SunTrust CSFB, Salomon, ABN, BofA, BNP Paribas, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EP 7.75%, 6/1/2013
CITPET 11.375%, 2/1/2011
EP 8.875%, 3/15/2010
Is the affiliate a manager or comanager of offering?
Comanager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/20/2003
2/20/2003
2/28/2003
Total dollar amount of offering sold to QIBs
 $                                                       1,200,000,000
 $                                                          550,000,000
 $                                                          400,000,000
Total dollar amount of any concurrent public offering
 $
$
$

Total
 $                                                       1,200,000,000
 $                                                          550,000,000
 $                                                          400,000,000
Public offering price
 $                                                                    100.00
 $
99.38
 $
98.72
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.13%
2.50%
Rating
B2/B+
Ba3/BB
B1/B+
Current yield
7.75%
11.45%
8.99%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 595,000.00
 $                 595,000.00
0.05%
0.63%
1.78%
6/30/2003
Total Return Fund
Chicago
 $                 105,000.00
 $                 105,000.00
0.01%
0.63%
2.90%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $              1,275,000.00
 $              1,275,000.00
0.11%
0.63%
3.63%
6/30/2003
Total
1
 $              1,975,000.00
 $              1,975,000.00
0.16%
1
1
1

13.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
ENTERGY GULF STATES
OHIO EDISON
CENTERPOINT ENERGY HOUSTON
Underwriters
DBSI, BNP Paribas, Lehman, Banc One
Barclays, Citigroup, Fleet, PNC, RBS
CSFB, DBSI, Salomon, ABN, Banc One, Barclays, JPM, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ETR 6.2%, 7/1/2033
FE 5.45%, 5/1/2015
CNP 5.7%, 3/15/2013
Is the affiliate a manager or comanager of offering?
Comanager
N/A
Joint lead
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/24/2003
4/15/2003
3/13/2003
Total dollar amount of offering sold to QIBs
 $                                                          240,000,000
 $                                                          150,000,000
 $                                                          450,000,000
Total dollar amount of any concurrent public offering
 $
$
$

Total
 $                                                          240,000,000
 $                                                          150,000,000
 $                                                          450,000,000
Public offering price
 $
99.50
 $
99.95
 $
99.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.68%
0.65%
Rating
Baa3/BB
Baa2/BBB
Baa2/BBB
Current yield
6.23%
5.45%
5.72%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds
1
1
1
1
1
1
1
Fixed Income Fund
New York
 $            11,045,000.00
 $            10,989,775.00
4.60%
2.20%
0.56%
6/30/2003
Total
1
 $            11,045,000.00
 $            10,989,775.00
4.60%
1
1
1

14.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
FLEXTRONICS INTL LTD
UNISYS CORP
AVAYA INC.
Underwriters
Citigroup, CSFB, Goldman, DBSI, Lehman
BofA, Salomon, Bear Stearns, BNP Paribas, DBSI, HSBC, PNC, Royal Bank of Canada, Wachovia
Citigroup, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FLEX 6.5%, 5/15/2003
UIS 6.875%, 3/15/2010
AV 11.125%, 4/1/2009
Is the affiliate a manager or comanager of offering?
Comanager
Comanager
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/5/2003
3/12/2003
3/22/2002
Total dollar amount of offering sold to QIBs
 $                                                          400,000,000
 $
$

Total dollar amount of any concurrent public offering
 $
 $                                                          300,000,000
 $                                                          640,000,000
Total
 $                                                          400,000,000
 $                                                          300,000,000
 $                                                          640,000,000
Public offering price
 $                                                                    100.00
 $
99.32
 $
98.81
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.50%
2.25%
Rating
Ba2/BB
Ba1/BB+
B2/B+
Current yield
6.50%
6.92%
11.26%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 365,000.00
 $                 365,000.00
0.09%
2.74%
3.37%
6/30/2003
Total Return Fund
Chicago
 $                 215,000.00
 $                 215,000.00
0.05%
2.74%
3.17%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 855,000.00
 $                 855,000.00
0.21%
2.74%
3.05%
6/30/2003
Total
1
 $              1,435,000.00
 $              1,435,000.00
0.36%
1
1
1

15.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
GENERAL MOTORS
THOMAS & BETTS CORP.
HCC INSURANCE HOLDINGS
Underwriters
BofA, Citigroup, JPM, Merrill, Morgan Stanley, UBS, DBSI, ABN, BNP BofA, CSFB, Wachovia
Salomon, Advest, Raymond James, Wells Fargo, William Blair
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GM 6.25%  7/15/2033
TNB 7.25%, 6/1/2013
HCC 1.3%, 4/1/2023
Is the affiliate a manager or comanager of offering?
Comanager
n/a
n/a
Name of underwriter or dealer from which purchased
Morgan Stanley
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
5/21/2003
3/25/82003
Total dollar amount of offering sold to QIBs
 $
$
$

Total dollar amount of any concurrent public offering
 $                                                          160,000,000
 $                                                          125,000,000
 $                                                          125,000,000
Total
 $                                                          160,000,000
 $                                                          125,000,000
 $                                                          125,000,000
Public offering price
 $
25.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.30%
2.25%
Rating
Baa1/BBB
Ba1/BBB
N/A/A
Current yield
25.00%
7.25%
1.30%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1

1
1
Strategic Income Fund
Chicago

 $                      9,725.00
 $                      2,431.00
0.00%
1.11%
0.00%
6/30/2003
Total Return Fund
Chicago
 $                      2,250.00
 $                         563.00
0.00%
1.11%
0.49%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                    19,975.00
 $                      4,994.00
0.00%
1.11%
0.73%
6/30/2003
Total
1
 $                    31,950.00
 $                      7,988.00
0.00%
1
1
1

16.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
GENERAL MOTORS
GENL MOTORS ACCEPT CORP.
GENL MOTORS ACCEPT CORP.
Underwriters
BofA, Citigroup, Goldman, JPM, Merrill, Morgan Stanley, DBSI, Banc One BofA, JPM, Salomon, UBS Warburg, DBSI, Morgan Stanley
BofA, JP Morgan, Salomon, UBS Warburg, DBSI, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GM 7.125%  7/15/2013
GM 6.125%, 8/28/2007
GM 6.875%, 8/28/2012
Is the affiliate a manager or comanager of offering?
Comanager
CoManager
CoManager
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
8/22/2002
8/22/2002
Total dollar amount of offering sold to QIBs
 $
$
$

Total dollar amount of any concurrent public offering
 $                                                       1,000,000,000
 $                                                       1,000,000,000
 $                                                       1,500,000,000
Total
 $                                                       1,000,000,000
 $                                                       1,000,000,000

 $                                                       1,500,000,000
Public offering price
 $
99.33
 $
99.71

 $
99.33
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.43%
0.33%
0.43%
Rating
Baa1/BBB
A2/BBB+
A2/BBB+
Current yield

7.17%
6.14%
6.92%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 160,000.00
 $                 158,922.00
0.02%
0.50%
0.00%
6/30/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    49,663.00
0.005%
0.50%
0.49%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 325,000.00
 $                 322,810.00
0.03%
0.50%
0.73%
6/30/2003
Total
1
 $                 535,000.00
 $                 531,395.00
0.05%
1
1
1

17.

Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
GENERAL MOTORS
John Deere Capital Corp.
MAYTAG CORP.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan Stanley, BNP, CSFB, SoGen, CIBC
Bofa, CSFB, DBSI
UBS, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GM 8.25%  7/15/2023
DE 5.1%, 1/15/2013
MYG 5%, 5/15/2015
Is the affiliate a manager or comanager of offering?
Comanager
Joint Lead
CoManager
Name of underwriter or dealer from which purchased
Salomon
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
1/7/2003
5/9/2003
Total dollar amount of offering sold to QIBs
 $
$
$

Total dollar amount of any concurrent public offering
 $1,250,000,000
 $650,000,000
 $200,000,000
Total
 $1,250,000,000
 $650,000,000
 $200,000,000
Public offering price
 $99.20
 $99.84
 $99.35
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.45%
0.63%
Rating
Baa1/BBB
A3/A
Baa2/BBB
Current yield
8.32%
5.11%
5.03%








Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds

Strategic Income Fund
Chicago
 $585,000.00
 $580,332.00
0.05%
0.83%
0.00%
6/30/2003
Total Return Fund
Chicago
 $1,941,000.00
 $1,925,511.00
0.15%
0.83%
0.49%
6/30/2003
New York Funds

Fixed Income Fund
New York
 $315,000.00
 $312,486.00
0.02%
0.83%
0.41%
6/30/2003
High Income Plus Fund
New York
 $1,240,000.00
 $1,230,105.00
0.10%
0.83%
0.73%
6/30/2003
Total
1
 $                     4,081,000.00
 $              4,048,434.00
0.32%
1
1
1

18.
Security Information

Security Purchased
Comparison Security
Comparison Security
Issuer
GEORGIAPACIFIC CORPORATION
JEFFERSON SMURFIT CORPORATION
GEORGIAPACIFIC CORPORATION
Underwriters
BofA, Citigroup, Goldman, UBS Warburg, DBSI, JP Morgan, Merrill, Morgan Stanley, Banc One, Bank of Tokyo, Mitsubishi, BNP Paribas, Commerzbank, Sumitomo Bank, Sun Trust, TD Securities
Morgan Stanley, BofA, DBSI, JP Morgan, Salomon, BNY, Scotia, SG Cowen BofA, Goldman, Banc One, Bank of Tokyo, Mitsubishi, DBSI, JP Morgan, Merrill, Morgan Stanley, Salomon, Sumitomo, Suntrust, TD Securities, UBS Warburg
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GP 7.375%, 7/15/2008
SSCC 8.25%, 10/1/2012
GP 8.875%, 2/1/2010
Is the affiliate a manager or comanager of offering?
Joint lead
N/A
Comanager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/21/2003
9/10/2002

1/23/2003
Total dollar amount of offering sold to QIBs
 $350,000,000
 $700,000,000
 $700,000,000
Total dollar amount of any concurrent public offering
 $
 $
 $
Total
 $350,000,000
 $ 700,000,000
 $ 700,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $
99.36
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.50%
2.13%
Rating
Ba2/BB+
B2/B
Ba2/BB+
Current yield
7.38%
8.25%
8.93%








Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 265,000.00
 $                 265,000.00
0.08%
2.32%
1.78%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 895,000.00
 $                 895,000.00
0.26%
2.32%
3.77%
6/30/2003
Total
1
 $              1,160,000.00
 $              1,160,000.00
0.33%
1
1
1

19.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
GEORGIAPACIFIC CORPORATION
JEFFERSON SMURFIT CORPORATION
GEORGIAPACIFIC CORPORATION
Underwriters
BofA, Citigroup, Goldman, UBS Warburg, DBSI, JP Morgan, Merrill, Morgan Stanley, Banc One, Bank of Tokyo, Mitsubishi, BNP Paribas, Commerzbank, Sumitomo Bank, Sun Trust, TD Securities
Morgan Stanley, BofA, DBSI, JP Morgan, Salomon, BNY, Scotia, SG Cowen BofA, Goldman, Banc One, Bank of Tokyo, Mitsubishi, DBSI, JP Morgan, Merrill, Morgan Stanley, Salomon, Sumitomo Bank, Suntrust, TD Securities, UBS Warburg
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GP 8%, 1/15/2014
SSCC 8.25%, 10/1/2012
GP 8.875%, 2/1/2010
Is the affiliate a manager or comanager of offering?
Joint lead
N/A
Comanager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/21/2003
9/10/2002
1/23/2003
Total dollar amount of offering sold to QIBs
 $                                                          150,000,000
 $                                                          700,000,000
 $                                                          700,000,000
Total dollar amount of any concurrent public offering

Total
 $                                                          150,000,000
 $                                                          700,000,000
 $                                                          700,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $
99.36
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.50%
2.13%
Rating
Ba2/BB+
B2/B
Ba2/BB+
Current yield
8.00%
8.25%
8.93%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 625,000.00
 $                 625,000.00
0.42%
2.76%
1.78%
6/30/2003
New York Funds
1
1
1
1
1
1

1
High Income Plus Fund
New York
 $              1,345,000.00
 $              1,345,000.00
0.90%
2.76%
3.77%
6/30/2003
Total
1
 $              1,970,000.00
 $              1,970,000.00
1.31%
1
1
1

20.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
GENERAL MOTORS
BOEING CO.
WEYERHAUSER CO.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan Stanley, BNP, CSFB, SoGen, CIBC
CSFB, DBSI, JP Morgan
JP Mortan, Morgan Stanley, BofA, CIBC, DBSI, PNC, RBC, Salomon, Scotia, TD Securities, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GM 8.375%  7/15/2033
BA 6.125%, 2/15/2033
WY 6.875% 12/15/2033
Is the affiliate a manager or comanager of offering?
Senior Comanager
Joint Lead
CoManager
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
2/6/2003
12/12/2002
Total dollar amount of offering sold to QIBs
 $
Total dollar amount of any concurrent public offering
 $
 $                                                          400,000,000
 $                                                          275,000,000
Total
 $                                                       3,000,000,000
 $                                                          400,000,000
 $                                                          275,000,000
Public offering price
 $
98.62
 $
98.14
 $
99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.88%
0.88%
Rating
Baa1/BBB
A2/A+
Baa2/BBB
Current yield
8.49%
6.24%

6.89%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Scudder Strategic Income Fund
Chicago
 $                 200,000.00
 $                 197,246.00
0.01%
0.43%
0.00%
6/30/2003
Total Return Fund
Chicago
 $              4,375,000.00
 $              4,314,757.00
0.14%
0.43%
0.49%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 400,000.00
 $                 394,492.00
0.01%
0.43%
0.73%
6/30/2003
Total
1
 $              4,975,000.00
 $              4,906,495.00
0.16%
1
1
1

21.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
GRAHAM PACKAGING
ANCHOR GLASS CONTAINER
PLIANT CORP
Underwriters
DBSI, Citigroup
BofA, CSFB, DBSI
JP Morgan, DBSI, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GRAHAM 8.75%, 1/15/2008
AGCC 11%, 2/15/2013
PLIANT 11.125%, 9/1/2009
Is the affiliate a manager or comanager of offering?
Lead manager
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
Salomon
N/A
JP Morgan
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/22/2003
1/31/2003
5/22/2003
Total dollar amount of offering sold to QIBs
 $                                                          100,000,000
 $                                                          300,000,000
 $                                                          250,000,000
Total dollar amount of any concurrent public offering
 $
Total
 $                                                          100,000,000
 $                                                          300,000,000
 $                                                          250,000,000
Public offering price
 $
99.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
2.50%
Rating
Caa1/CCC+
B2/B+
B3/B
Current yield
8.84%
11.00%
11.13%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 205,000.00
 $                 202,952.00
0.21%
1.46%
1.44%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 445,000.00
 $                 440,554.00
0.45%
1.46%
3.92%
6/30/2003
Total
1
 $                 650,000.00
 $                 643,506.00
0.65%
1
1
1

22.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
HUNTSMAN ADV MATERIALS
ETHYL CORPORATION
INCO LTD
Underwriters
DBSI, UBS
CSFB, SunTrust, UBS
Morgan Stanley, Salomon, Bank of Montreal, Bank of Nova Scotia, CSFB, JP Morgan, Merrill, RBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HAM 11%, 7/15/2010
EY 8.875%, 5/1/2010
N 3.5%, 3/14/2052
Is the affiliate a manager or comanager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
Warburg
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/23/2003
4/15/2003
3/4/2003
Total dollar amount of offering sold to QIBs
 $                                                          250,000,000
 $                                                          150,000,000
 $                                                          220,000,000
Total dollar amount of any concurrent public offering
 $
 $
 $220,000,000
Total
 $                                                          250,000,000
 $                                                          150,000,000
 $                                                          250,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
2.50%
Rating
B2/B
B2/B
Ba1/BB+
Current yield
11.00%
8.88%
3.50%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                    85,000.00
 $                    85,000.00
0.03%
4.21%
0.65%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 170,000.00
 $                 170,000.00
0.07%
4.21%
0.59%
6/30/2003
Total
1
 $                 255,000.00
 $                 255,000.00
0.10%
1
1
1

23.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
HUNTSMAN INTL LLC
INCO LTD
CITGO PETROLEUM CORP.
Underwriters
DBSI, CIBC, CSFB, UBS
Morgan Stanley, Salomon, Bk of Montreal, Bk of Nova Scotia, CSFB, JP Morgan, Merrill, RBC
CSFB, JP Morgan, BNP Paribas, BNY Capital Markets, Mizuho, SG Cowen,
Suntrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HUNTSM 9.875%, 3/1/2009
N 3.5%, 3/14/2052
CITPET 11.375%, 2/1/2011
Is the affiliate a manager or comanager of offering?
Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/3/2003
3/4/2003
2/20/2003
Total dollar amount of offering sold to QIBs
 $                                                          150,000,000
 $                                                          220,000,000
 $                                                          550,000,000
Total dollar amount of any concurrent public offering
 $
Total
 $                                                          150,000,000
 $                                                          220,000,000
 $                                                          550,000,000
Public offering price
 $                                                                    105.25
 $                                                                    100.00
 $
99.38
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.50%
2.13%
Rating
B3/B
Ba1/BB+

Ba3/B+/*
Current yield
9.38%
3.50%
11.45%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 135,000.00
 $                 142,088.00
0.09%
6.14%
0.23%
4/8/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 310,000.00
 $                 326,275.00
0.21%
6.14%
0.29%
4/8/2003
Total
1
 $                 445,000.00
 $                 468,363.00
0.30%
1
1
1

24.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
IOS CAPITAL LLC
ROYAL CARRIBEAN CRUISES
UNISYS CORP
Underwriters
Lehman, BofA, DBSI, JPM, Wachovia, PNC
Citigroup, Goldman, BofA, CSFB, Morgan Stanley, Scoita, Wachovia
BofA, Salomon, Bear Stearns, BNP Paribas, DBSI, HSBC, PNC, Royal Bank of Canada, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
IKN 7.25%, 6/30/2008
RCL 8%, 5/15/2010
UIS 6.875%, 3/15/2010
Is the affiliate a manager or comanager of offering?
Comanager
N/A
Comanager
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/10/2003
5/6/2003
3/12/2003
Total dollar amount of offering sold to QIBs
 $350,000,000
 $
 $
Total dollar amount of any concurrent public offering
 $
 $                                                          250,000,000
 $                                                          300,000,000
Total
 $                                                          350,000,000
 $                                                          250,000,000
 $                                                          300,000,000
Public offering price
 $
99.25
 $
99.34
 $
99.32
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.38%
1.50%
Rating
Ba1/*/BBB/*
Ba2/BB+
Ba1/BB+
Current yield
7.30%
8.05%
6.92%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 280,000.00
 $                 277,900.00
0.08%
1.11%
0.53%
6/30/2003
Total Return Fund
Chicago
 $                    65,000.00
 $                    64,513.00
0.02%
1.11%
1.11%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 575,000.00
 $                 570,688.00
0.16%
1.11%
1.42%
6/30/2003
Total
1
 $                 920,000.00
 $                 913,101.00
0.26%
1
1
1

25.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
JLG INDUSTRIES INC
TRW AUTOMOTIVE INC
WESTPORT RESOURCES CORP
Underwriters
CSFB, DBSI, Banc One, BMO Nesbitt, Credit Lyonnais, National City, Suntrust BofA, CSFB, DBSI, JP Morgan, Lehman, Scotia, Suntrust, TD Securties
CSFB, JP Morgan, Lehman, Fleet, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JLG 8.25%, 5/1/2008
TRWAUT 9.375%, 2/15/2013
WRC 8.25%, 11/1/2011
Is the affiliate a manager or comanager of offering?
Colead
Joint lead
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/30/2003
2/6/2003
12/11/2002
Total dollar amount of offering sold to QIBs
 $                                                          125,000,000
 $                                                          925,000,000
 $                                                          300,000,000
Total dollar amount of any concurrent public offering
 $
Total
 $                                                          125,000,000
 $                                                          925,000,000
 $                                                          300,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                    103.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
B1/BB
B1/B+
Ba3/B+
Current yield
8.25%
9.38%
8.01%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 160,000.00
 $                 160,000.00
0.13%
0.09%
0.22%
5/1/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.04%
0.09%
0.00%
5/1/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 370,000.00
 $                 370,000.00
0.30%
0.09%
1.33%
5/1/2003
Total
1
 $                 580,000.00
 $                 580,000.00
0.46%
1
1
1

26.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
LIN TELEVISION CORP.
ALBRITTON COMMUNICATIONS
GRAY TELEVISION INC.
Underwriters
Bear Stearns, DBSI, JP Morgan, Fleet, Morgan Stanley, Scotia
DBSI, Fleet
BofA, Wachovia, Allen & Co. DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TVL 6.5%, 5/15/2013
ALLBRI 7.75%, 12/15/2012
GTNA 9.25%, 12/15/2011
Is the affiliate a manager or comanager of offering?
Joint lead
Lead
Joint lead
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/5/2003
12/6/2002
9/5/2002
Total dollar amount of offering sold to QIBs
 $                                                          200,000,000
 $                                                          275,000,000
 $
Total dollar amount of any concurrent public offering
 $
 $
 $                                                          100,000,000
Total
 $                                                          200,000,000
 $                                                          275,000,000
 $                                                          100,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.50%
2.25%
Rating
B2/B
B3/B
B3/B
Current yield
6.50%
7.75%
9.25%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 280,000.00
 $                 280,000.00
0.14%
0.76%
3.37%
6/30/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.03%
0.76%
3.17%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 650,000.00
 $                 650,000.00
0.33%
0.76%
3.05%
6/30/2003
Total

1
 $                 980,000.00
 $                 980,000.00
0.49%
1
1
1

27.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
MOBILE MINI INC.
XEROX CORPORATION
D&B ACQUISITION SUB INC.
Underwriters
CIBC, DBSI, Fleet, JPM
Citigroup, DBSI, Goldman, JPM, Merrill, UBS, CSFB, PNC
DBSI, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MINI 9.5%, 7/1/2013
XRX 7.625%, 6/15/2013
DAB 12.25% 7/15/2009
Is the affiliate a manager or comanager of offering?
Joint lead
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
Oppenheimer
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/23/2003
6/19/2003
6/28/2002
Total dollar amount of offering sold to QIBs
 $                                                          150,000,000
 $
 $   155,000,000
Total dollar amount of any concurrent public offering
 $
 $                                                          550,000,000
 $
Total
 $                                                          150,000,000
 $                                                          550,000,000
 $                                                          155,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $
96.62
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
2.13%
3.00%
Rating
B2/BB
B1/B+
B2/B
Current yield
9.50%
7.63%
12.68%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                    80,000.00
 $                    80,000.00
0.05%
3.68%
0.65%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 170,000.00
 $                 170,000.00
0.11%
3.68%
0.59%
6/30/2003
Total
1
 $                 250,000.00
 $                 250,000.00
0.17%
1
1
1

28.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
NORAMPAC INC.
BALL CORP.
CASCADES INC.
Underwriters
CIBC, DBSI, BMO Nesbitt, BNP Paribas, Comerica, NBC Capital, Scotia, SG Cowen, TD Securities, TokyoMitsubishi
BofA, DBSI, Lehman, BancOne, BNP Paribas, Desdnder, Cobank, McDonald Investments, SunTrust, Wells Fargo
Salomon, Scotia, BMO Nesbitt, BNP Paribas, CIBC, Comerica, NBC Capital, Societe General, TD Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NORMPC 6.75%, 6/1/2013
BLL 6.875%, 12/15/2012
CASCN 7.25%, 2/15/2013
Is the affiliate a manager or comanager of offering?
Joint lead
Joint lead
N/A
Name of underwriter or dealer from which purchased
Oppenheimer
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/20/2003
12/5/2002
1/31/2003
Total dollar amount of offering sold to QIBs
 $                                                          250,000,000
 $                                                          300,000,000
 $                                                          450,000,000
Total dollar amount of any concurrent public offering
 $
 $
 $
Total
 $                                                          250,000,000
 $                                                          300,000,000
 $                                                          450,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.50%
1.75%
Rating
Ba2/BB+
Ba3/BB
Ba1/BB+
Current yield
6.75%
6.88%
7.25%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                    80,000.00
 $                    80,000.00
0.03%
2.13%
0.34%
5/27/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 175,000.00
 $                 175,000.00
0.07%
2.13%
0.42%
5/27/2003
Total
1
 $                 255,000.00
 $                 255,000.00
0.10%
1
1
1

29.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
OFFSHORE LOGISTIC
CITGO PETROLEUM CORP.
SOUTHERN NATURAL GAS
Underwriters
CSFB, DBSI, Howard Weil, Jefferies, Johnson Rice, Robert W Baird
CSFB, JPM, BNP Paribas, BNY Capital, Mizuho, SG Cowen, SunTrust
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
OLG 6.125%, 6/15/2013
CITPET 11.375%, 2/1/2011
EP 8.875%, 3/15/2010
Is the affiliate a manager or comanager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/17/2003
2/20/2003
2/28/2003
Total dollar amount of offering sold to QIBs
 $                                                          230,000,000
 $                                                          550,000,000
 $                                                          400,000,000
Total dollar amount of any concurrent public offering
 $
Total
 $                                                          230,000,000
 $                                                          550,000,000
 $                                                          400,000,000
Public offering price
 $                                                                    100.00
 $
99.38
 $
98.72
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.13%
2.13%
2.50%
Rating
Ba2/BB+
Ba3/BB
B1/B+
Current yield
6.13%
11.45%
8.99%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 280,000.00
 $                 280,000.00
0.12%
2.30%
0.74%
6/20/2003
Total Return Fund
Chicago
 $                    65,000.00
 $                    65,000.00
0.03%
1.37%
1.58%
6/24/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 575,000.00
 $                 575,000.00
0.25%
1.37%
0.27%
6/24/2003
Total
1
 $                 920,000.00
 $                 920,000.00
0.40%
1
1
1

30.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
058498ah9
058498ae6
69073taf0
Issuer
BALL CORP
BALL CORP
OWENSBROCKWAY GLASS CON
Underwriters
DSBI, Lehman, BofA, BancOne, BNP, Dresdner, McDonald Investments, Morgan Stanley, Rabo Securities
BofA, DBSI, Lehman, BancOne, BNP, Desdner, Cobank, McDonald Investments, Suntrust, Wells Fargo
BofA, Citigroup, DBSI, BancOne, BNP, Credit Lyonnais, Fleet, Goldman, Scotia Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BLL 6.875%, 12/15/2012
BLL 6.875%, 12/15/2012
OI 7.75%, 5/15/2011
Is the affiliate a manager or comanager of offering?
Joint Lead
Joint Lead
Joint Lead
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/25/2003
12/5/2002
4/29/2003
Total dollar amount of offering sold to QIBs
 $                                                           250,000,000
 $
300,000,000
 $                              450,000,000
Total dollar amount of any concurrent public offering
 $
Total
 $                                                           250,000,000
 $
300,000,000
 $                              450,000,000
Public offering price
 $                                                                   102.00
 $
100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.38%
1.50%
2.00%
Rating
Ba3/BB
Ba3/BB
B1/BB
Current yield
6.74%
6.88%
7.75%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            200,000
 $                    204,000
0.08%
1.23%
1.55%
8/8/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            370,000
 $                    377,400
0.15%
1.23%
1.88%
8/8/2003
Total
1
 $                            570,000
 $                    581,400
0.23%
1
1
1

31.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
07262xad7
92926jae6
759172ad1
Issuer
BAY VIEW AUTO TRUST
WFS FINANCIAL OWNER TRUST
REGIONS AUTO RECEIVABLES TRUST
Underwriters
UBS, DBSI
BofA, DBSI, Salomon
Merrill Lynch, Morgan Keegan, Bear Stearns
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BAVAT 3.44%, 4/25/2012
WESTO 3.11%, 8/20/2010
RART 3.26%, 5/15/2009
Is the affiliate a manager or comanager of offering?
Trustee
CoManager
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/6/2003
10/31/2002
11/21/2002
Total dollar amount of offering sold to QIBs

Total dollar amount of any concurrent public offering
 $                                                             65,812,508
 $
162,500,000
 $                              113,000,000
Total
 $                                                             65,812,508
 $
162,500,000
 $                              113,000,000
Public offering price

 $                                                                   100.00
 $99.98
 $99.98
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.30%
0.24%
0.28%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
3.44%
3.11%
3.26%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds
1
1
1
1
1
1
1
Scudder Short Duration Fund
New York
 $                          2,000,000
 $                 2,000,000
3.04%

1.21%
0.89%
9/30/2003
Total
1
 $                          2,000,000
 $                 2,000,000
3.04%
1
1
1

32.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
090572af5
816196ad1
338032aq8
Issuer
BIORAD LABORATORIES INC
SELECT MEDICAL CORP
FISHER SCIENTIFIC INTL
Underwriters
Goldman, Banc One, CSFB, DBSI, Robert Baird
JPM, Merrill, CIBC, Jefferies, SG Cowen, Siam, Wachovia
JPM, CSFB, Lazard
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BIO 7.5%, 8/15/2013
SEM 7.5%, 8/1/2013
FSH 8%, 9/1/2013
Is the affiliate a manager or comanager of offering?
CoManager
N/A
N/A
Name of underwriter or dealer from which purchased

Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/6/2003
7/29/2003
8/6/2003
Total dollar amount of offering sold to QIBs
 $                                                           225,000,000
 $
175,000,000
 $                              150,000,000
Total dollar amount of any concurrent public offering
 $
Total
 $                                                           225,000,000
 $
175,000,000
 $                              150,000,000
Public offering price
 $                                                                   100.00
 $
100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.40%
1.38%
Rating
Ba3/BB
B2/B
B2/B+
Current yield
7.50%
7.50%
8.00%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            320,000
 $                    320,000
0.14%
0.49%
1.71%
9/10/2003
Total Return Fund
Chicago
 $                              70,000
 $                      70,000
0.03%
0.49%
3.50%
9/10/2003

New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            625,000
 $                    625,000
0.28%
0.49%
3.61%
9/10/2003
Total
1
 $                          1,015,000
 $                 1,015,000
0.45%
1
1
1

33.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
147446aa6
146900ab1
76168rac2
1
Issuer
CASE NEW HOLLAND INC
CASCADES INC
REXNORD CORP
Underwriters
Citigroup, DBSI, UBS, ABN, BofA, BNP, JP Morgan, Merrill, SG Cowen
Salomon, Scotia, BMO Nexbitt, BNP, CIBC, Comerica, NBC Capital, SoGen, TD Securities
Credit Suisse, DBSI, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CNH 9.25%, 8/1/2011
CASCN 7.25%, 2/15/2013
REX 10.125%, 12/15/2012
Is the affiliate a manager or comanager of offering?
Joint Lead
N/A
Joint Lead
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/29/2003
1/31/2003
11/19/2002
Total dollar amount of offering sold to QIBs
 $                                                           750,000,000
 $
450,000,000
 $                              225,000,000
Total dollar amount of any concurrent public offering
 $
Total
 $                                                           750,000,000
 $
450,000,000
 $                              225,000,000
Public offering price
 $                                                                     98.62
 $
100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.97%
1.75%
2.75%
Rating
Ba3/BB
BB+
B3/B
Current yield
9.38%
7.25%
10.13%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            605,000
 $                    596,657
0.08%
8.88%
0.35%
9/9/2003
Total Return Fund
Chicago
 $                            170,000
 $                    167,656
0.02%
8.88%
2.96%
9/9/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                          1,125,000
 $                 1,109,486
0.15%
8.88%
2.37%
9/9/2003
Total
1
 $                          1,900,000
 $                 1,873,799
0.25%
1
1
1

34.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
125896au4
843452ba0
00130hbb0
Issuer
CMS ENERGY CORP
SOUTHERN NATURAL GAS
AES CORPORATION
Underwriters
Citigroup, DBSI, Merrill
CSFB, Salomon, ABN, BofA, BnP, JPM
Citigroup, Bank of Tokyo, Credit Lyonnais, DBSI, Lehman, SoGen, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CMS 7.75%, 8/1/2010
EP 8.875%, 3/15/2010
AES 9%, 5/15/2015
Is the affiliate a manager or comanager of offering?
CoManager
N/A
CoManager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/9/2003
2/28/2003
5/1/2003
Total dollar amount of offering sold to QIBs
 $                                                           300,000,000
 $
400,000,000
 $                              600,000,000
Total dollar amount of any concurrent public offering
 $
Total
 $                                                           300,000,000
 $
400,000,000
 $                              600,000,000
Public offering price
 $                                                                     98.67
 $
98.72
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
B3/B+
B1/B+
B2/B+
Current yield
7.85%
8.99%
9.00%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            285,000
 $                    281,204
0.09%
0.59%
0.00%
7/17/2003
Total Return Fund
Chicago
 $                              65,000
 $                      64,134
0.02%
0.59%
0.00%
7/17/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            600,000
 $                    592,008
0.20%
0.59%
0.00%
7/17/2003
Total
1
 $                            950,000
 $                    937,346
0.31%
1
1
1

35.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
252126aa5
252125aa7
925335ah4
Issuer
DEX MEDIA FINANCE/WEST
DEX MEDIA EAST LLC/FIN
VERTIS INC
Underwriters
BofA, DBSI, JPM, Lehman, Wachovia, Bear Stearns, Credit Lyonnais, ING, RBS,
Scotia
BofA, DBSI, JPM, Lehman, Wachovia, Bear Stearns, Scotia
DBSI, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DXMW 8.5%, 8/15/2010
DXME 9.875%, 11/15/2009
BGF 9.75%, 4/1/2009
Is the affiliate a manager or comanager of offering?
Joint Lead
Joint Lead
Joint Lead
Name of underwriter or dealer from which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/15/2003
10/30/2002
5/22/2003
Total dollar amount of offering sold to QIBs
 $                                                           385,000,000
 $
450,000,000
 $                              350,000,000
Total dollar amount of any concurrent public offering
 $
Total
 $ 385,000,000
 $ 450,000,000
 $                              350,000,000
Public offering price
 $ 100.00
 $100.00
 $97.35
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.50%
2.50%
Rating
B2/B
B2/B
B2/B
Current yield
8.50%
9.88%
10.02%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            220,000
 $                    220,000
0.06%
2.25%
1.49%
8/29/2003
Total Return Fund
Chicago
 $                              50,000
 $                      50,000
0.01%
2.25%
1.98%
8/29/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            430,000
 $                    430,000
0.11%
2.25%
3.20%
8/29/2003
Total
1
 $                            700,000
 $                    700,000
0.18%
1
1
1

36.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
252126ab3
252125aa7
74157kag6
Issuer
DEX MEDIA WEST/FINANCE
DEX MEDIA EAST LLC/FIN
PRIMEDIA INC
Underwriters
BofA, DBSI, JPM, Lehman, Wachovia, Bear Stearns, Credit Lyonnais, ING, RBS,
Scotia
BofA, DBSI, JPM, Lehman, Wachovia, Bear Stearns, Scotia
BofA, Citigroup, JPM BNY, Fleet, Lehman, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DXMW 9.875%, 8/15/2013
DXME 9.875%, 11/15/2009
PRM 8%, 5/15/2013
Is the affiliate a manager or comanager of offering?
Joint Lead
Joint Lead
N/A
Name of underwriter or dealer from which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/15/2003
10/30/2002
5/8/2003
Total dollar amount of offering sold to QIBs
 $                                                           780,000,000
 $
450,000,000
 $                              300,000,000
Total dollar amount of any concurrent public offering
 $
Total
 $                                                           780,000,000
 $
450,000,000
 $                              300,000,000
Public offering price
 $100.00
 $100.00
 $     100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.50%
1.75%
Rating
B3/B
B2/B
B3/B
Current yield

9.88%
9.88%
8.00%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1

1
1
Strategic Income Fund
Chicago
 $                          1,090,000
 $                 1,090,000
0.14%
11.38%
1.49%
8/29/2003
Total Return Fund
Chicago
 $                            250,000
 $                    250,000
0.03%
11.38%
1.98%
8/29/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                          2,140,000
 $                 2,140,000
0.27%
11.38%
3.20%
8/29/2003
Total
1
 $                          3,480,000
 $                 3,480,000
0.45%
1
1
1

37.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
26816lap7
17302xac0
283703aa4
Issuer
DYNEGY HOLDINGS INC
CITGO PETROLEUM CORP
EL PASO PRODUCTION HLDG
Underwriters
DBSI, CSFB, BofA, JPM, Morgan Stanley, Citigroup, Lehman
CSFB, JPM, BNP, BNY Capital, Mizuho, SG Cowen, Sun Trust
Citigroup, CSFB, BofA, DBSI, Lehman, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DYN 10.125%, 7/15/2013
CITPET 11.375%, 2/1/2011
EP 7.75%, 6/1/2013
Is the affiliate a manager or comanager of offering?
CoManager
N/A
CoManager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/1/2003
2/20/2003
5/20/2003
Total dollar amount of offering sold to QIBs
 $                                                           700,000,000
 $
550,000,000
 $                           1,200,000,000
Total dollar amount of any concurrent public offering

Total
 $                                                           700,000,000
 $
550,000,000
 $                           1,200,000,000
Public offering price
 $99.22
 $99.38
 $ 100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.13%
2.50%
Rating
B3/B
Ba3/BB
B2/B+
Current yield
10.20%
11.45%
7.75%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            590,000
 $                    585,391
0.08%
7.83%
3.20%
9/24/2003
Total Return Fund
Chicago
 $                              85,000
 $                      84,334
0.01%
7.83%
2.75%
9/24/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                          1,165,000
 $                 1,155,878
0.17%
7.83%
3.74%
9/24/2003
Total
1
 $                          1,840,000
 $                 1,825,603
0.26%
1
1
1

38.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
26816lal6
843452ba0
17302XAC0
Issuer
DYNEGY HOLDINGS INC
SOUTHERN NATURAL GAS
CITGO PETROLEUM CORP
Underwriters
DBSI, CSFB, BofA, JPM Morgan Stanley, Citigroup, Lehman
CSFB, Salomon, ABN, BofA, BNP, JPM
CSFB, JPM, BNP, BNY Capital, Mizuho, SG Cowen, SunTrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DYN 9.875%, 7/15/2010
EP 8.875%, 3/15/2010
CITPET 11.375%, 2/1/2011
Is the affiliate a manager or comanager of offering?
CoManager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/1/2003
2/28/2003
2/20/2003
Total dollar amount of offering sold to QIBs
 $                                                           525,000,000
 $
400,000,000
 $                              550,000,000
Total dollar amount of any concurrent public offering
Total
 $ 525,000,000
 $400,000,000
 $                              550,000,000
Public offering price
 $99.37
 $ 98.72
 $           99.38
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.13%
Rating
B3/B
B1/B+
Ba3/BB
Current yield
9.94%
8.99%
11.45%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            590,000
 $                    586,289
0.11%
3.20%
0.45%
8/18/2003
Total Return Fund
Chicago
 $                              85,000
 $                      84,465
0.02%
3.20%
1.12%
8/18/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                          1,165,000
 $                 1,157,672
0.22%
3.20%
0.99%
8/18/2003
Total
1
 $                          1,840,000
 $                 1,828,426
0.35%
1
1
1

40.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
28257pab1
053499AB5
98158EAA1
Issuer
EIRCOM FUNDING
AVAYA INC
WORLDSPAN LP/WS FIN CORP
Underwriters
Barclays, DBSI, Goldman, Morgan Stanley, Salomon, RBS, Allied Irish Bank, Davy Stockbrokers
Citigroup, CSFB
DBSI, Lehman, Citigroup, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EIRCOM 8.25%, 8/15/2013
AV 11.25%, 4/1/2009
WORLDS 0.625%, 6/15/2011
Is the affiliate a manager or comanager of offering?
Joint Lead
N/A
Joint Lead
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/29/2003
3/22/2003
6/24/2003
Total dollar amount of offering sold to QIBs
 $                                                           250,000,000
 $
 $                              280,000,000
Total dollar amount of any concurrent public offering
                       640,000,000
 $
Total
 $                                                           250,000,000
 $
640,000,000
 $                              280,000,000
Public offering price
 $                                                                   100.00
 $
98.81
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%

2.23%
3.00%
Rating
B1/BB+
B2/B+
B2/B
Current yield
8.25%
11.26%
9.63%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            205,000
 $                    205,000
0.08%
1.36%
0.89%
8/12/2003
Total Return Fund
Boston
 $                              50,000
 $                      50,000
0.02%
1.36%
0.12%
8/12/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            405,000
 $                    405,000
0.16%
1.36%
1.47%
8/12/2003
Total
1
 $                            660,000
 $                    660,000
0.26%
1
1
1

41.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
38869paa2
384700AH3
729136ad3
Issuer
GRAPHIC PACKAGING INTL
GRAHAM PACKAGING/GPC CAP
PLIANT CORP
Underwriters
DBSI, Goldman, JPM, CSFB, Citigroup, Morgan Stanley
DBSI, Citigroup
JPM, DBSI, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GPK 8.5%, 8/15/2011
GRAHAM 8.75%, 1/15/2008
PLIANT 11.125%, 9/1/2009
Is the affiliate a manager or comanager of offering?
Joint Lead
Lead Manager
CoManager
Name of underwriter or dealer from which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/1/2003
5/22/2003
5/22/2003
Total dollar amount of offering sold to QIBs
 $425,000,000
 $100,000,000
 $                              250,000,000
Total dollar amount of any concurrent public offering
Total
 $425,000,000
 $100,000,000
 $                              250,000,000
Public offering price
 $100.00
 $99.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
2.50%
Rating
B2/B
Caa1/CCC+
B3/B
Current yield
8.50%
8.84%
11.13%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            410,000
 $                    410,000
0.10%
8.76%
1.49%
9/9/2003
Total Return Fund
Chicago
 $                            105,000
 $                    105,000
0.02%
8.76%
3.60%
9/9/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            810,000
 $                    810,000
0.19%
8.76%
3.03%
9/9/2003
Total
1
 $                          1,325,000
 $                 1,325,000
0.31%
1
1
1

42.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
43325maa7
58984waa5
757346aa9
Issuer
HINES NURSERIES INC
MERISANT COMPANY
REDDY ICE GROUP INC
Underwriters
CSFB, DBSI
CSFB, Banc One, Wachovia
Bear Stearns, CIBC, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HORT 10.25%, 10/1/2011
MERISA 9.5%, 7/15/2013
ICY 8.875%, 8/1/2011
Is the affiliate a manager or comanager of offering?
CoManager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/22/2003
6/27/2003
7/17/2003
Total dollar amount of offering sold to QIBs
 $                                                           175,000,000
 $
225,000,000
 $                              152,000,000
Total dollar amount of any concurrent public offering
 $225,000,000
 $       152,000,000
Total
 $                                                           175,000,000
 $450,000,000
 $                              304,000,000
Public offering price
 $100.00
 $ 100.00
 $                                        99.30
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
3.00%
2.75%
Rating
B3/B
B2/B
B3/B
Current yield
10.25%
9.50%
8.94%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            360,000
 $                    360,000
0.21%
4.50%
0.57%
9/30/2003
Total Return Fund
Chicago
 $                              50,000
 $                      50,000
0.03%
4.50%
1.06%
9/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            710,000
 $                    710,000
0.41%
4.50%
1.14%
9/30/2003
Total
1
 $                          1,120,000
 $                 1,120,000
0.64%
1
1
1

43.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
44701rac4
297659ak0
453258aq8
Issuer
HUNTSMAN LLC
ETHYL CORPORATION
INCO LTD
Underwriters
CSFB, DBSI, CIBC, Citigroup, JPM, UBS
CSFB, Sun Trust, UBS
Morgan Stanley, Salomon, Bank of Montreal, Bank of Nova Scotia, CSFB, JPMorgan, Merrill, RBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HUNTSM 11.625%, 10/15/2010
EY 8.875%, 5/1/2010
N 3.5%, 3/14/2052
Is the affiliate a manager or comanager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/16/2003
4/15/2003
3//4
Total dollar amount of offering sold to QIBs
 $                                                           380,000,000
 $
150,000,000
 $                              220,000,000
Total dollar amount of any concurrent public offering

Total
 $                                                           380,000,000
 $
150,000,000
 $                              220,000,000
Public offering price
 $                                                                     98.82
 $
100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.50%
Rating
B2/B
B2/B
Ba1/BB+
Current yield
11.76%
8.88%
3.50%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            265,000
 $                    261,860
0.07%
0.31%
1.46%
9/30/2003
Total Return Fund
Chicago
 $                              50,000
 $                      49,408
0.01%
0.31%
1.65%
9/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            520,000
 $                    513,838
0.14%
0.31%
1.55%
9/30/2003
Total
1
 $                            835,000
 $                    825,106
0.22%
1
1
1

44.
Security Information








1
Security Purchased
Comparison Security
Comparison Security
Cusip
50060aa8
297659ako
453258aq8
Issuer
KOPPERS INC
ETHYL CORPORATION
INCO LTD
Underwriters
CSFB, DBSI, Fleet, Natcity, PNC, RBS, UBS, Wachovia
CSFB, Sun Trust, UBS
Morgan Stanley, Salomon, Bank of Montreal, Bank of Nova Scotia, CSFB, JPMorgan, Merrill, RBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
KOP 9.875%, 10/15/2013
EY 8.875%, 5/1/2010
N 3.5%, 3/14/2052
Is the affiliate a manager or comanager of offering?
CoManager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/30/2003
4/15/2003
3/4/2003
Total dollar amount of offering sold to QIBs
 $                                                           320,000,000
 $
150,000,000
 $                              220,000,000
Total dollar amount of any concurrent public offering

Total
 $                                                           320,000,000
 $
150,000,000
 $                              220,000,000
Public offering price
 $                                                                   100.00
 $
100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
2.50%
Rating
B2/B
B2/B
Ba1/BB+
Current yield
9.88%
8.88%
3.50%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            305,000
 $                    305,000
0.10%
0.00%
0.00%
9/30/2003
Total Return Fund
Chicago
 $                              80,000
 $                      80,000
0.03%
0.00%
0.00%
9/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            600,000
 $                    600,000
0.19%
0.00%
0.00%
9/30/2003
Total
1
 $                            985,000
 $                    985,000
0.31%
1
1
1

45.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
562567al1
700690ar1
562567aj6
Issuer
MANDALAY RESORT GROUP
PARK PALACE ENTERTAINMENT
MANDALAY RESORT GROUP
Underwriters
BofA, Citigroup, CSFB, DBSI, Merrill, Scotia, SG Cowen, BNY, Credit Lyonnais, Mizuho
BofA, DBSI, Citigroup, JPMorgan, Scotia, SoGen, BNY Captial, Commerzbank, CSFB, Fleet, Wachovia, Well Fargo
BofA, Merrill
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MBG 6.5%, 7/31/2009
PPE 7%, 4/15/2013
MBG 1.7775%, 3/21/2033
Is the affiliate a manager or comanager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/22/2003
4/8/2003
3/17/2003
Total dollar amount of offering sold to QIBs
 $                                                           250,000,000
 $
300,000,000
 $                              350,000,000
Total dollar amount of any concurrent public offering

Total
 $                                                           250,000,000
 $
300,000,000
 $                              350,000,000
Public offering price
 $100.00
 $100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
0.65%
2.25%
Rating
Ba2/BB+
Ba1/BBB
Ba2/BB+
Current yield
6.50%
7.00%
1.78%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            160,000
 $                    160,000
0.06%
0.25%
1.43%
7/31/2003
Total Return Fund
Chicago
 $                              50,000
 $                      50,000
0.02%
0.25%
0.25%
7/31/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            330,000
 $                    330,000
0.13%
0.25%
0.90%
7/31/2003
Total
1
 $                            540,000
 $                    540,000
0.22%
1
1
1

46.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
552953af8
25468pcb0
925524av2
Issuer
MGM MIRAGE INC
WALT DISNEY COMPANY
VIACOM INC
Underwriters
BofA, Citigroup, DBSI, JPM, CIBC, Commerzbank, Morgan Stanley, Scotia Capital, SG Cowen, Wells Fargo
Goldman, Salomon, Lehman, Wells Fargo
BofA, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MGG 6%, 10/1/2009
DIS 5.875%, 12/15/2017
VIA 5.5%, 5/15/2033
Is the affiliate a manager or comanager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/11/2003
12/16/2002
5/9/2003
Total dollar amount of offering sold to QIBs

Total dollar amount of any concurrent public offering
 $ 600,000,000
 $  300,000,000
 $                              450,000,000
Total
 $  600,000,000
 $ 300,000,000
 $                              450,000,000
Public offering price
 $ 100.00
 $ 99.12
 $                                        99.20
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.63%
0.88%
Rating
Ba1/BBB+
Baa1/BBB+/*
A3/A
Current yield
6.00%
5.93%
5.54%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            335,000
 $                    335,000
0.06%
0.72%
1.46%
9/30/2003
Total Return Fund
Chicago
 $                            120,000
 $                    120,000
0.02%
0.72%
0.94%
9/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            665,000
 $                    665,000
0.11%
0.72%
1.69%
9/30/2003
Total
1
 $                          1,120,000
 $                 1,120,000
0.19%
1
1
1

47.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
634884aa8
757346aa9
58984waa5
Issuer
NATL BEEF PACK/NB FINC
REDDY ICE GROUP INC
MERISANT COMPANY
Underwriters
DBSI, Rabo Securities, US Bancorp
Bear Stearns, CIBC, CSFB
CSFB, BancOne, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NBEEF 10.5%, 8/1/2011
ICY 8/875%, 8/1/2011
MERISA 9.5%, 7/15/2013
Is the affiliate a manager or comanager of offering?
Lead Mgr
N/A
N/A
Name of underwriter or dealer from which purchased
US Bancorp
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/31/2003
7/17/2003
6/27/2003
Total dollar amount of offering sold to QIBs
 $                                                           160,000,000
 $
152,000,000
 $                              225,000,000
Total dollar amount of any concurrent public offering

Total
 $160,000,000
 $152,000,000
 $                              225,000,000
Public offering price
 $ 100.00
 $ 99.30
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
2.75%
3.00%
Rating
B2/B
B3/B
B2/B
Current yield
10.50%
8.94%
9.50%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            125,000
 $                    125,000
0.08%
10.60%
2.96%
9/30/2003
Total Return Fund
Chicago
 $                              50,000
 $                      50,000
0.03%
10.60%
1.62%
9/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            245,000
 $                    245,000
0.15%
10.60%
4.18%
9/30/2003
Total
1
 $                            420,000
 $                    420,000
0.26%
1
1
1

48.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
656533ab2
494368ax1
962166bto
Issuer
NORSKE SKOGINDUSTRIER
KIMBERLYCLARK CORP
WEYERHAEUSER CO
Underwriters
DBSI, JPM, Citigroup, BNP, HSBC
Citigroup, ABN, BofA, Banc One, BNY, HSBC, JPM
JPM, Morgan, Stanley, BofA, CIBC, DBSI, PNC, RBC, Salomon, Scotia, TD Securities, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NSINO 6.125%, 10/15/2015
KMB 5%, 8/15/2013
WY 6.875%, 12/15/2033
Is the affiliate a manager or comanager of offering?
Lead Manager
N/A
CoManager
Name of underwriter or dealer from which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/29/2003
7/31/2003
12/12/2002
Total dollar amount of offering sold to QIBs
 $                                                           200,000,000

Total dollar amount of any concurrent public offering
 $
 $
500,000,000
 $                              275,000,000
Total
 $                                                           200,000,000
 $
500,000,000
 $                              275,000,000
Public offering price
 $99.58
 99.87
 $                                        99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.55%
0.65%
0.88%
Rating
Baa3/BBB
Aa2/AA
Baa2/BBB
Current yield
6.15%
5.01%
6.89%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds
1
1
1
1
1
1
1
Scudder Fixed Income Fund
New York
 $                          2,835,000
 $                 2,822,980
1.41%
1.70%
0.72%
10/2/2003
Total

1
 $                          2,835,000
 $                 2,822,980
1.41%
1
1
1

49.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
656533ac0
494368ax1
962166bto
Issuer
NORSKE SKOGINDUSTRIER
KIMBERLYCLARK CORP
WEYERHAEUSER CO
Underwriters
DBSI, JPM, Citigroup, BNP, HSBC
Citigroup, ABN, BofA, Banc One, BNY, HSBC, JPM
JPM, Morgan Stanley, BofA, CIBC DBSI, PNC, RBC, Salomon, Scotia, TD Securities, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NSINO 7.125%, 10/15/2033
KMB 5%, 8/15/2013
WY 6.875%, 12/15/2033
Is the affiliate a manager or comanager of offering?
Lead Manager
N/A
CoManager
Name of underwriter or dealer from which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/29/2003
7/31/2003
12/12/2002
Total dollar amount of offering sold to QIBs
 $                                                           200,000,000

Total dollar amount of any concurrent public offering
 $
 $
500,000,000
 $                              275,000,000
Total
 $                                                           200,000,000
 $
500,000,000
 $                              275,000,000
Public offering price
 $                                                                     99.73
 $
99.87
 $                                        99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.83%
0.65%
0.88%
Rating
Baa3/BBB
Aa2/AA
Baa2/BBB

Current yield
7.14%
5.01%
6.89%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds
1
1
1
1
1
1
1
Scudder Fixed Income Fund
New York
 $                          3,550,000
 $                 3,540,238
1.41%
2.48%
0.72%
10/2/2003
Total
1
 $                          3,550,000
 $                 3,540,238
1.41%
1
1

1

50.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
8059902b3
66987waq0
126671b39
Issuer
SAXON ASSET SECURITIES TRUST
NOVASTAR HOME EQUITY LOAN
COUNTRYWIDE ASSETBACKED CERTI
Underwriters
Greenwich Capital
Wachovia, RBS, Greenwich, Morgan Stanley
1
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SAST 6.656%, 8/1/2033
NHEL 1.46%, 9/25/2033
CWL 1.22%, 5/25/2021
Is the affiliate a manager or comanager of offering?
Trustee
N/A
N/A
Name of underwriter or dealer from which purchased
Greenwich Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/23/2003
6/12/2003
6/30/2003
Total dollar amount of offering sold to QIBs
 $                                                             67,400,000
 $
Total dollar amount of any concurrent public offering
 15,000,000
 $                              179,000,000
Total
 $                                                             67,400,000
 $
15,000,000
 $                              179,000,000
Public offering price
 $                                                                   100.00
 $
100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.11%
0.23%
0.10%
Rating
Aa/AA
Aaa/AAA
1
Current yield
6.66%
1.46%
1.22%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds
1
1
1
1
1
1
1
Scudder Fixed Income Fund
New York
 $                          1,645,000
 $                 1,645,000
2.44%
0.09%
1.27%
9/30/2003
Scudder Short Duration Fund
New York
 $                          2,075,000
 $                 2,075,000
3.08%
0.09%
1.49%
9/30/2003
Total
1
 $                          3,720,000
 $                 3,720,000
5.52%
1
1
1

51.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
92923cal8
745867ap6
23331aap4
Issuer
WCI COMMUNITIES INC
PULTE HOMES INC
D.R. HORTON INC
Underwriters
CSFB, UBS, DBSI, Fleet, Wachovia
BofA, Banc One, Citigroup, ABN, Comerica, PNC, SunTrust, Credit Lyonnais,
UBS
BofA, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WCI 7.875%, 10/1/2013
PHM 6.375%, 5/15/2033
DHI 6.875%, 5/1/2013
Is the affiliate a manager or comanager of offering?
CoManager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/24/2003
5/19/2003
4/11/2003
Total dollar amount of offering sold to QIBs
 $                                                           125,000,000

Total dollar amount of any concurrent public offering
 $
 $
400,000,000
 $                              200,000,000
Total
 $                                                           125,000,000
 $
400,000,000
 $                              200,000,000
Public offering price
 $                                                                   100.00
 $
99.45
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.88%
0.83%
Rating
Ba3/B
Baa3/BBB
Ba1/BB
Current yield
7.88%
6.41%
6.88%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            130,000
 $                    130,000
0.10%
0.50%
0.00%
9/29/2003
Total Return Fund
Chicago
 $                              50,000
 $                      50,000
0.04%
0.50%
0.00%
9/29/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            260,000
 $                    260,000
0.21%
0.50%
0.14%
9/29/2003
Total
1
 $                            440,000
 $                    440,000
0.35%
1
1
1

52.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
960413ab8
297659ak0
60036naj0
Issuer
WESTLAKE CHEMICAL CORP
ETHYL CORPORATION
MILLENNIUM AMERICA INC
Underwriters
BofA, CSFB, DBSI, JPMorgan, CIBC, Citigroup, Credit Lyonnais, Scotia CSFB, SunTrust, UBS
BofA, JPMorgan, BNP, Credit Lyonnais, Daiwa, SG Cowen

Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WESLAK 8.75%, 7/15/2011
EY 8/875%, 5/1/2010
MCH 9.25%, 6/15/2008
Is the affiliate a manager or comanager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/21/2003
4/15/2003
4/22/2003
Total dollar amount of offering sold to QIBs
 $                                                           380,000,000
 $
150,000,000
 $                              100,000,000
Total dollar amount of any concurrent public offering

 $                              100,000,000
Total
 $                                                           380,000,000
 $
150,000,000
 $                              200,000,000
Public offering price
 $                                                                   100.00
 $
100.00
 $                                      109.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.75%
1.50%
Rating
Ba3/B+
B2/B
NA/BB
Current yield
8.75%
8.88%
8.49%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1

1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                          1,020,000
 $                 1,020,000
0.27%
0.14%
2.54%
8/15/2003
Total Return Fund
Chicago
 $                            230,000
 $                    230,000
0.06%
0.14%
0.12%
8/15/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                          2,085,000
 $                 2,085,000
0.55%
0.14%
2.84%
8/15/2003
Total
1
 $                          3,335,000
 $                 3,335,000
0.88%
1
1
1

53.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
92927aae4
44179cbb1
126671b88
Issuer
WFS FINANCIAL OWNER TRUST
HOUSEHOLD AUTOMOTIVE TRUST
COUNTRYWIDE ASSETBACKED CERT
Underwriters
Citigroup, Barclays, CSFB, BofA, DB Trust
DBSI, BofA, Barclays, Banc One, JPMorgan
CountryWide, JPM, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WESTO 3.25%, 5/20/2011
HAT 3.44%, 5/15/2009
CWL 3.11%, 10/25/2032
Is the affiliate a manager or comanager of offering?
Trustee
Lead
N/A
Name of underwriter or dealer from which purchased
Citigroup, Barclays, BofA
BofA
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/31/2003
11/21/2002
6/30/2003
Total dollar amount of offering sold to QIBs
 $
Total dollar amount of any concurrent public offering
 $                                                        1,650,000,000
 $
238,000,000
 $                                3,940,000
Total
 $                                                        1,650,000,000
 $
238,000,000
 $                                3,940,000
Public offering price
 $                                                                     99.99
 $
99.98
 $                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.84%
2.55%
1.46%
Rating
Aaa/AAA
Aaa/AAA
A/A+
Current yield
3.25%
3.44%
3.11%








Fund Specific Information








1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds
1
1
1
1
1
1
1
Scudder Fixed Income Fund
New York
 $                        10,740,000
 $                10,738,602
0.65%
1.76%
0.28%
9/30/2003
Total
1
 $                        10,740,000
 $                10,738,602
0.65%
1
1
1

54.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Cusip
96949vaf0
22025yad2
60740fac9
Issuer
WILLIAMS SCOTSMAN INC
CORECTIONS CORP OF AMERICA
MOBILE MINI INC
Underwriters
DBSI, BofA
Lehman, BB&T, DBSI, First Analysis, Jefferies, Morgan Joseph, SG Cowen, Southtrust, UBS
CIBC, DBSI, Fleet, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SCOTS 10%, 8/15/2008
CXW 7.5%, 5/1/2011
MINI 9.5%, 7/1/2013
Is the affiliate a manager or comanager of offering?
Lead Manager
N/A
Joint Lead
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/13/2003
5/2/2003
6/23/2003
Total dollar amount of offering sold to QIBs
 $                                                           150,000,000
 $
 $                              150,000,000
Total dollar amount of any concurrent public offering
 $
 $                                  250,000,000
 $
Total
 $ 150,000,000
 $                 250,000,000
 $ 150,000,000
Public offering price
 $                    100.00
 $
100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
2.25%
3.00%
Rating
B2/B+
B1/B
B2/BB
Current yield
10.00%
7.50%
9.50%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                            130,000
 $                    130,000
0.09%
7.69%
3.90%
9/30/2003
Total Return Fund
Chicago
 $                              50,000
 $                      50,000
0.03%
7.69%
0.99%
9/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                            260,000
 $                    260,000
0.17%
7.69%
5.81%
9/30/2003
Total
1
 $                            440,000
 $                    440,000
0.29%
1
1
1

55.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
OWENSBROCKWAY GLASS
GREIF BROS. CORP.
BALL CORP.
Underwriters
DBSI, Banc One, Citigroup, BofA, BNP Paribas, Credit Lyonnais, Fleet, Goldman, Scotia
DBSI, Salomon, Huntington Corp., ING, Keybank, Merrill, National City, Suntrust, US Bancorp
BofA, DBSI, Lehman, BancOne, BNP Paribas, Desdner, Cobank, McDonald Investments, Suntrust, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
OI 7.75%, 5/15/2011
GEF 8.875%, 8/1/2012
BLL 6.875%, 12/15/2012
Is the affiliate a manager or comanager of offering?
Joint lead
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/29/2003
7/25/2002
12/5/2002
Total dollar amount of offering sold to QIBs
 $                                                          450,000,000
 $                                                          250,000,000
 $                                                          300,000,000
Total dollar amount of any concurrent public offering
 $
 $
 $
Total
 $                                                          450,000,000
 $                                                          250,000,000
 $                                                          300,000,000
Public offering price
 $                                                                    100.00
 $
99.19
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.08%
1.50%
Rating
B1/BB
B2/B+
Ba3/BB
Current yield
7.75%
8.95%
6.88%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 275,000.00
 $                 275,000.00
0.06%
4.04%
0.90%
5/1/2003
Total Return Fund
Chicago
 $                    70,000.00
 $                    70,000.00
0.02%
4.04%
0.26%
5/1/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 640,000.00
 $                 640,000.00
0.14%
4.04%
1.33%
5/1/2003
Total
1
 $                 985,000.00
 $                 985,000.00
0.22%
1
1
1

56.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
OWENSBROCKWAY GLASS
GREIF BROS. CORP.
BALL CORP.
Underwriters
DBSI, Banc One, Citigroup, BofA, BNP Paribas, Credit Lyonnais, Fleet, Goldman, Scotia
DBSI, Salomon, Huntington Corp., ING, Keybank, Merrill, National City, Suntrust, US Bancorp
BofA, DBSI, Lehman, BancOne, BNP Paribas, Desdner, Cobank, McDonald Investments, Suntrust, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
OI 8.25%, 5/15/2013
GEF 8.875%, 8/1/2012
BLL 6.875%, 12/15/2012
Is the affiliate a manager or comanager of offering?
Lead manager
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/29/2003
7/25/2002
12/5/2002
Total dollar amount of offering sold to QIBs
 $                                                          450,000,000
 $                                                          250,000,000
 $                                                          300,000,000
Total dollar amount of any concurrent public offering
 $
Total
 $                                                          450,000,000
 $                                                          250,000,000
 $                                                          300,000,000
Public offering price
 $                                                                    100.00
 $
99.19
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.08%
1.50%
Rating
B2/B+
B2/B+
Ba3/BB
Current yield
8.25%
8.95%
6.88%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1

Strategic Income Fund
Chicago
 $                 390,000.00
 $                 390,000.00
0.09%
5.92%
4.77%
6/30/2003
Total Return Fund
Chicago
 $                 100,000.00
 $                 100,000.00
0.02%
5.92%
3.56%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 905,000.00
 $                 905,000.00
0.20%
5.92%
4.86%
6/30/2003
Total
1
 $              1,395,000.00
 $              1,395,000.00
0.31%
1
1
1

57.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
PARK PLACE ENTERTAINMENT
HILTON HOTELS
SINCLAIR BROADCASTING GROUP
Underwriters
BofA, DBSI, Citigroup, JP Morgan, Scotia, Societe General, BNY Capital, Commerzbank, CSFB, Fleet, Wachovia, Wells Fargo
DBSI, BofA, Bk of Nova Scotia, First Union, Wells Fargo, Morgan Stanley, UBS Warburg, CSFB
DBSI, JP Morgan, Wachovia, UBS Warburg, BNP Paribas, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PPE 7%, 4/15/2013
HLT 7.625%, 12/1/2012
SBGI 8%, 3/15/2012
Is the affiliate a manager or comanager of offering?
Joint lead
Comanager
Joint lead
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/8/2003
11/9/2002
10/25/2002
Total dollar amount of offering sold to QIBs
 $                                                          300,000,000
 $
 $                                                          250,000,000
Total dollar amount of any concurrent public offering
 $
 $                                                          375,000,000
 $
Total
 $                                                          300,000,000
 $                                                          375,000,000
 $                                                          250,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                    100.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
1.00%
Rating
Ba1/BBB
Ba1/BBB
B2/B
Current yield
7.00%
7.63%
7.96%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 215,000.00
 $                 215,000.00
0.07%
8.61%
7.56%
6/30/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
8.61%
6.41%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 490,000.00
 $                 490,000.00
0.16%
8.61%
7.59%
6/30/2003
Total
1
 $                 755,000.00
 $                 755,000.00
0.25%
1
1
1

58.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
PLIANT CORP.
GREIF BROS CORP.
MDP ACQUISITIONS PLC
Underwriters
JP Morgan, DBSI, CSFB
DBSI, Salomon, Huntington Corp. ING, Keybank, Merrill, National City, SunTrust, US Bancorp
DBSI, Lehman, Merrill, ABN, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PLIANT 11.125%, 9/1/2009
GBCOA 8.875%, 8/1/2012
MDPAC 9.625%, 10/1/2012
Is the affiliate a manager or comanager of offering?
Joint lead
Joint lead
Joint lead / Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/22/2003
7/25/2002
9/23/2002
Total dollar amount of offering sold to QIBs
 $                                                          250,000,000
 $                                                          250,000,000
 $                                                          545,000,000
Total dollar amount of any concurrent public offering

Total
 $                                                          250,000,000
 $                                                          250,000,000
 $                                                          545,000,000
Public offering price
 $                                                                    100.00
 $
99.19
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.08%
2.75%
Rating
B3/B
B2/B+
B2/B
Current yield
11.13%
8.95%
9.63%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 500,000.00
 $                 500,000.00
0.20%
7.46%
1.44%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $              1,070,000.00
 $              1,070,000.00
0.43%
7.46%
3.92%
6/30/2003
Total
1
 $              1,570,000.00
 $              1,570,000.00
0.63%
1
1
1

59.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
PRUDENTIAL FINANCIAL INC.
PROTECTIVE LIFE CORP.
HARTFORD FINL SVCS GRP
Underwriters
BofA, Citigroup, JPM, Wachovia, DBSI, ABN, Lehnman, Goldman, BNP Paribas,
Fleet
Merrill, Morgan Stanley
BofA, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PRU 4.5%, 7/15/2013
PL 4.3%, 6/1/2013
HIG 2.375%, 6/1/2006
Is the affiliate a manager or comanager of offering?
Comanager

N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/30/2003
5/20/2003
5/19/2003
Total dollar amount of offering sold to QIBs
 $
Total dollar amount of any concurrent public offering
 $                                                          500,000,000
 $                                                          250,000,000
 $                                                          250,000,000
Total
 $                                                          500,000,000
 $                                                          250,000,000
 $                                                          250,000,000
Public offering price
 $
99.83
 $
99.54
 $
99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.65%
0.45%
Rating
A3/A
A3/A
A3/A
Current yield
4.51%
4.32%
2.38%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds
1
1
1
1
N/A**
N/A**
1
Fixed Income Fund
New York
 $              9,570,000.00
 $              9,553,827.00
1.91%
N/A**
N/A**
6/30/2003
Total
1
 $              9,570,000.00
 $              9,553,827.00
1.91%
1
1
1

60.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
QWEST
CROSS COUNTRY HEALTHCARE
BEAZER HOMES USA INC.
Underwriters
Merrill, CSFB, DBSI
GE Capital, Citigroup
BNP, Awchovia, SunTrust, PNC, Banc One, Comerica, Wash Mutual
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Qwest Bank Debt LIBOR +475 BPS
6/30/2007
Cross Country Healthcare LIBOR +325 BPS
6/5/2008
Beazer Homes Bank Debt LIBOR +162.5 BPS
6/2/2007
Is the affiliate a manager or comanager of offering?
Arranger
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/11/2003
6/5/2003
6/2/2003
Total dollar amount of offering sold to QIBs
 $                                                       1,250,000,000
 $                                                            75,000,000
 $                                                          250,000,000
Total dollar amount of any concurrent public offering
 $
 $                                                          375,000,000
 $
Total
 $                                                       1,250,000,000
 $                                                            75,000,000
 $                                                          250,000,000
Public offering price
 $
99.00
 $
99.75
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.00%
0.00%
0.00%
Rating
B/Ba3
NR/NR
BB/Ba2
Current yield
5.95%
4.45%
2.82%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $              1,000,000.00
 $                 990,000.00
0.08%
2.68%
1.28%
6/30/2003
Total
1
 $              1,000,000.00
 $                 990,000.00
0.00%
1
1
1

61.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
RELIANT RESOURCES INC.
SOUTHERN NATURAL GAS
FERRELLGAS PARTNERS LP
Underwriters
BofA, Godlman, DBSI, Barclays
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
CSFB, BofA, Banc One, BNP Paribas, Wheat First
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
RRI 9.5%, 7/15/2013
EP 8.875%, 3/15/2010
FGP 8.75%, 6/15/2012
Is the affiliate a manager or comanager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
2/28/2003
9/10/2002
Total dollar amount of offering sold to QIBs
 $                                                          550,000,000
 $                                                          400,000,000
 $
Total dollar amount of any concurrent public offering
 $
$
 $                                                          218,000,000
Total
 $                                                          550,000,000
 $                                                          400,000,000
 $                                                          218,000,000
Public offering price
 $                                                                    100.00
 $
98.72
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
2.50%
2.50%
Rating
B1/B
B1/B+
B2/B
Current yield
9.50%
8.99%
8.75%









Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 280,000.00
 $                 280,000.00
0.05%
1.36%
0.00%
6/30/2003
Total Return Fund
Chicago
 $                    65,000.00
 $                    65,000.00
0.01%
1.36%
0.49%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 580,000.00
 $                 580,000.00
0.11%
1.00%
0.73%
6/26/2003
Total
1
 $                 925,000.00
 $                 925,000.00
0.17%
1
1
1

62.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
RELIANT RESOURCES INC.
SOUTHERN NATURAL GAS
CITGO PETROLEUM CORP.
Underwriters
BofA, Goldman, DBSI, Barclays
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
CSFB, JPM, BNP Paribas, BNY, Mizuho Securities, SG Cowen, SunTrust Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
RRI 9.25%, 7/15/2010
EP 8.875%, 3/15/2010
CITPET 11.375%, 2/1/2011
Is the affiliate a manager or comanager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
2/28/2003
2/20/2003
Total dollar amount of offering sold to QIBs
 $                                                          550,000,000
 $                                                          400,000,000
 $                                                          550,000,000
Total dollar amount of any concurrent public offering

Total
 $                                                          550,000,000
 $                                                          400,000,000
 $                                                          550,000,000
Public offering price
 $                                                                    100.00
 $
98.72
 $
99.38
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
2.50%
2.13%
Rating
B1/B
B1/B+
Ba3/BB
Current yield
9.25%
8.99%
11.45%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 395,000.00
 $                 395,000.00
0.07%
1.17%
0.00%
6/30/2003
Total Return Fund
Chicago
 $                    95,000.00
 $                    95,000.00
0.02%
1.17%
0.49%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 810,000.00
 $                 810,000.00
0.15%
1.17%
0.73%
6/30/2003
Total
1
 $              1,300,000.00
 $              1,300,000.00
0.24%
1
1
1

63.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
REPUBLIC OF TURKEY
REPUBLIC OF PHILIPPINES
FEDERAL REPUBLIC OF BRAZIL
Underwriters
JP Morgan, Morgan Stanley, DBSI
CSFB, JP Morgan, Morgan Stanley, HSBC, DBSI
Merrill, UBS Warburg
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TURKEY 11%, 1/14/2013
PHILIP 9%, 2/15/2013
BRAZIL 10%, 1/16/2007
Is the affiliate a manager or comanager of offering?
Colead
Comanager
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2003 (Original offering was 1/9/2003. Purchase was part of an addon offering.)
11/18/2002
4/29/2003
Total dollar amount of offering sold to QIBs

Total dollar amount of any concurrent public offering
 $                                                          750,000,000
 $                                                       1,000,000,000
 $                                                       1,000,000,000
Total
 $                                                          750,000,000
 $                                                       1,000,000,000
 $                                                       1,000,000,000
Public offering price
 $
98.52
 $
99.21
 $
97.94
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.40%
0.22%
0.30%
Rating
B1/B
Ba1/BB
B2/B+
Current yield
11.17%
9.07%
10.21%








Fund Specific Information







1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 205,000.00
 $                 201,970.00
0.03%
2.63%
2.00%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 440,000.00
 $                 433,497.00
0.06%
2.63%
3.19%
6/30/2003
Total
1
 $                 645,000.00
 $                 635,467.00
0.09%
1
1
1

64.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
SINCLAIR BROADCAST GROUP
LAMAR MEDIA CORP.
SINCLAIR BROADCASTING GROUP
Underwriters
JP Morgan, DBSI, Wachovia, Bear Stearns, UBS Warburg
JP Morgan
DBSI, JP Morgan, Wachovia, UBS Warburg, BNP Paribas, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SBGI 8%, 3/15/2012
LAMR 7.25%, 1/1/2013
SBGI 8%, 3/15/2012
Is the affiliate a manager or comanager of offering?
Jointlead
N/A
Joint lead
Name of underwriter or dealer from which purchased
JPM Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/14/2003
12/17/2002
10/25/2002
Total dollar amount of offering sold to QIBs
 $                                                          100,000,000
 $                                                          260,000,000
 $                                                          250,000,000
Total dollar amount of any concurrent public offering

Total
 $                                                          100,000,000
 $                                                          260,000,000
 $                                                          250,000,000
Public offering price
 $                                                                    105.34
 $                                                                    100.00
 $                                                                    100.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
1.75%
1.00%
Rating
B2/B
Ba3/B
B2/B
Current yield
7.59%
7.25%
7.96%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 430,000.00
 $                 452,944.00
0.43%
1.38%
1.78%
6/30/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    52,668.00
0.05%
1.38%
1.74%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 945,000.00
 $                 995,424.00
0.95%
1.38%
3.19%
6/30/2003
Total
1
 $              1,425,000.00
 $              1,501,036.00
1.43%
1
1
1

65.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
TOWN SPORTS INTERNATIONAL
D&B ACQUISITION SUB INC.
WYNN LAS VEGAS LLC/COPR.
Underwriters
DBSI, BNP
DBSI, UBS Warburg
BofA, DBSI, Dresdner, Fleet, Jefferies, Scotia, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TOWNS 9.625%, 4/15/2011
DAB 12.25%, 7/15/2009
WYNN 12%, 11/1/2010
Is the affiliate a manager or comanager of offering?
Lead manager
Joint lead
Lead manager
Name of underwriter or dealer from which purchased
BNP
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/10/2003
6/28/2003
10/25/2002
Total dollar amount of offering sold to QIBs
 $                                                          255,000,000
 $                                                          155,000,000
$
Total dollar amount of any concurrent public offering
 $
 $
 $                                                          370,000,000
Total
 $                                                          255,000,000
 $                                                          155,000,000
 $                                                          370,000,000
Public offering price
 $                                                                    100.00
 $
96.62
 $
92.79
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
3.00%
2.74%
Rating
B2/B
B2/B
B3/CCC+
Current yield
9.63%
12.68%
12.93%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 180,000.00
 $                 180,000.00
0.07%
6.17%
7.56%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 410,000.00
 $                 410,000.00
0.16%
6.17%
7.59%
6/30/2003
Total
1
 $                 590,000.00
 $                 590,000.00
0.23%
1
1
1

66.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
UNUMPROVIDENT CORP.
EMPIRE DISTRICT ELECTRIC CO.
ANHEUSERBUSCH COS INC.
Underwriters
Goldman, BofA, DBSI, Merrill, Morgan Stanley, SunTrust
BofA, Edward Jones, Stifel Nicolaus
BofA, Banc One, Citigroup, Edward Jones, JP Morgan, SunTrust, UBS Warburg Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
UNM 8.25%, 5/15/2006
EDE 7.05%, 12/15/2022
BUD 5.35%, 5/15/2023
Is the affiliate a manager or comanager of offering?
Comanager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/1/2003
12/18/2002
5/1/2003
Total dollar amount of offering sold to QIBs
 $
 $

Total dollar amount of any concurrent public offering
 $                                                            20,000,000
 $                                                            50,000,000
 $                                                          180,000,000
Total
 $                                                            20,000,000
 $                                                            50,000,000
 $                                                          180,000,000
Public offering price
 $
25.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
2.90%
2.90%
Rating
Baa3/BBB0
Baa2/BBB
A1/A+
Current yield
33.00%
7.05%
5.35%









Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                      2,365.00
 $                         591.00
0.01%
6.80%
2.01%
5/14/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                      5,505.00
 $                      1,376.00
0.03%
6.80%
0.28%
5/14/2003
Total
1
 $                      7,870.00
 $                      1,967.00
0.04%
1
1
1

67.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
VERTIS INC.
DEX MEDIA EAST LLC
HOUGHTON MIFFLIN CO.
Underwriters
DBSI, JP Morgan
BofA, DBSI, JP Morgan, Lehman, Wachovia, Bear Stearns, Scotia
CIBC, DBSI, Golman, Banc One, Fleet
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BGF 9.75%, 4/1/2009
DXME 9.875%, 11/15/2009
HTN 8.25%, 2/1/2011
Is the affiliate a manager or comanager of offering?
Joint lead
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/22/2003
10/30/2002
1/24/2003
Total dollar amount of offering sold to QIBs
 $                                                          350,000,000
 $                                                          450,000,000
 $                                                          600,000,000
Total dollar amount of any concurrent public offering
 $
 $
 $
Total
 $                                                          350,000,000
 $                                                          450,000,000
 $                                                          600,000,000
Public offering price
 $
97.35
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.50%
Rating
B2/B
B2/B
B2/B
Current yield
10.02%
9.88%
8.25%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                    50,000.00
 $                    48,674.00
0.01%
3.75%
N/A**
5/22/2003
Total
1
 $                    50,000.00
 $                    48,674.00

0.01%
1
1
1

68.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
WMC FINANCE USA
COMCAST CORPORATION
JOHN DEERE CAPITAL CORP.
Underwriters
Citigroup, JP Morgan, BofA, DBSI, UBS Warburg
JP Morgan, Merrill, Morgan Stanley, ABN, BofA, Banc One, Bk of NY, Barclays, BNP Paribas, DBSI, Dresdner, Fleet, Goldman, RBC, Salomon, Scotia
BofA, CSFB, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WMRAU 5.125%, 5/15/2013
CMCSA 5.5%, 3/15/2011
DE 3.9%, 1/15/2008
Is the affiliate a manager or comanager of offering?
Comanager
Comanager
Joint lead
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/5/2003
3/12/2003
1/7/2003
Total dollar amount of offering sold to QIBs
 $                                                          500,000,000
 $
 $
Total dollar amount of any concurrent public offering
 $
 $                                                          750,000,000
 $                                                          850,000,000
Total
 $                                                          500,000,000
 $                                                          750,000,000
 $                                                          850,000,000
Public offering price
 $
99.88
 $
99.55
 $
99.87
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.64%
0.35%
Rating
 Baa2/BBB
Baa3/BBB
A3/A
Current yield
5.13%
5.52%
3.91%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds
1
1
1
1
1
1
1
Fixed Income Fund
New York
 $              8,841,000.00
 $              8,830,568.00
1.77%
4.16%
1.87%
6/30/2003
Total
1
 $              8,841,000.00
 $              8,830,568.00
1.77%
1
1
1

69.
Security Information







1
Security Purchased
Comparison Security
Comparison Security
Issuer
WORLDSPAN LP/WS FIN CORP.
AVAYA INC.
FAIRPOINT COMMUNICATIONS
Underwriters
DBSI, Lehman, Citigroup, JPM
Citigroup, CSFB
CSFB, Salomon, BofA, DBSI, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WOLRDS  9.625%, 6/15/2011
AV 11.125%, 4/1/2009
MJDCOM 11.875%, 3/1/2010
Is the affiliate a manager or comanager of offering?

Joint lead
N/A
Comanager
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/24/2003
3/22/2002
3/3/2003
Total dollar amount of offering sold to QIBs
 $                                                          280,000,000
 $
 $                                                          225,000,000
Total dollar amount of any concurrent public offering
 $
 $                                                          640,000,000
 $
Total
 $                                                          280,000,000
 $                                                          640,000,000
 $                                                          225,000,000
Public offering price
 $                                                                    100.00
 $
98.81
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
2.23%
3.50%
Rating
B2/B
B2/B+
B3/B
Current yield
9.63%
11.26%
11.88%








Fund Specific Information






1
Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds
1
1
1
1
1
1
1
Strategic Income Fund
Chicago
 $                 280,000.00
 $                 280,000.00
0.10%
3.16%
0.65%
6/30/2003
Total Return Fund
Chicago
 $                    65,000.00
 $                    65,000.00
0.02%
3.16%
0.74%
6/30/2003
New York Funds
1
1
1
1
1
1
1
High Income Plus Fund
New York
 $                 580,000.00
 $                 580,000.00
0.21%
3.16%
0.73%
6/30/2003
Total
1
 $                 925,000.00
 $                 925,000.00
0.33%
1
1
1